UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): February 2, 2024

reAlpha Tech Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41839	86-3425507
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

6515 Longshore Loop, Suite 100, Dublin, OH 43017

(Address of principal executive offices and zip code)

(707) 732-5742

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	AIRE	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Execution of Amended and Restated Stock Purchase Agreement to Acquire Naamche, Inc. Pvt. Ltd.

As previously disclosed, on December 3, 2023, reAlpha Tech Corp. (the “Company”) entered into a Stock Purchase Agreement (the “First Purchase Agreement”), pursuant to which it agreed to acquire, from the selling shareholders named therein (the “Sellers”), the issued and outstanding shares of capital stock of Naamche, Inc. not already owned by the Company (the “First Acquisition”), in exchange for: (i) 225,000 shares of the Company’s restricted common stock, par value $0.001 per share, to be issued to the Sellers within 9 months from the closing date of the Acquisitions (as defined below) (the “Closing Date”) as set forth in the First Purchase Agreement; and (ii) $450,000 in cash, payable to the Sellers in the 3-year period following the Closing Date based on the achievement of specified revenue-based targets set forth in the First Purchase Agreement. Concurrently with the execution of the First Purchase Agreement, the Company also entered into a Stock Purchase Agreement (the “Second Purchase Agreement”), pursuant to which it agreed to acquire all of the issued and outstanding shares of capital stock of Naamche, Inc. Pvt. Ltd., a corporation formed in the country of Nepal (“Nepal Naamche”), from the Sellers (the “Second Acquisition,” and together with the First Acquisition, the “Acquisitions”), in exchange for $50,000 in cash.

On February 2, 2024, the Company, Nepal Naamche and the Sellers entered into an Amended and Restated Stock Purchase Agreement (the “Amended and Restated Agreement,” and together with the First Purchase Agreement, the “Purchase Agreements”), which amends, restates and supersedes the Second Purchase Agreement in its entirety. The Amended and Restated Agreement provides for, in addition to the transactions contemplated by the Second Purchase Agreement, a post-closing covenant of the Company to subscribe for and purchase from Nepal Naamche an aggregate of 135,000 shares of its common stock during the one-year period following the Closing Date, at a price per share of Nepalese Rupees 100, pursuant to the terms of one or more subscription agreements to be entered into between the Company and Nepal Naamche. As of the date of this Current Report on Form 8-K (this “Form 8-K”), the Company has not yet entered into any such subscription agreements with Nepal Naamche.

The closing of the Acquisitions remains subject to the satisfaction or waiver of certain closing conditions set out in the Purchase Agreements, which with respect to the Amended and Restated Agreement, includes the receipt of regulatory approval from the Department of Industries of Nepal for the transactions contemplated by the Amended and Restated Agreement. Furthermore, the closing of the First Acquisition remains contingent upon the satisfaction or waiver of all of the closing conditions set out in the Amended and Restated Agreement.

The foregoing description of the First Purchase Agreement and the Amended and Restated Agreement in this Form 8-K does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to the full text of the First Purchase Agreement, which was previously filed as Exhibit 10.1 to the Company’s Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on December 4, 2023, and the Amended and Restated Agreement, a copy of which is attached hereto as Exhibit 10.1, both of which are incorporated herein by reference.

Forward-Looking Statements

The information contained in this Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the closing of the Acquisitions, which is subject to the satisfaction of customary closing conditions and the approval from the Nepalese government. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the SEC. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The Company has determined that the Acquisitions, separately and together, will not constitute an acquisition of a significant amount of assets (as defined in Instruction 4 of Item 2.01) and, as such, financial statements contemplated by Item 9.01 of Form 8-K are not required to be reported by Form 8-K with respect to such acquisitions.

(b) Pro forma financial information.

The Company has determined that the Acquisitions, separately and together, will not constitute an acquisition of a significant amount of assets (as defined in Instruction 4 of Item 2.01) and, as such, pro forma financial information contemplated by Item 9.01 of Form 8-K is not required to be reported by Form 8-K with respect to such acquisitions.

(d) Exhibits

Exhibit Number	Description

10.1*	Amended and Restated Stock Purchase Agreement, dated as of February 2, 2024, among reAlpha Tech Corp., Naamche, Inc. Pvt. Ltd., the Sellers and the Sellers’ Representative.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	The schedules and exhibits to this agreement have been omitted pursuant to Item 601(a)(5) of Regulation S-K. A copy of any omitted schedule and/or exhibit will be furnished to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2024	reAlpha Tech Corp.

	By:	/s/ Giri Devanur
Giri Devanur
Chief Executive Officer

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